SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2007

GENCO SHIPPING & TRADING LIMITED
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	000-28506	98-043-9758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue 20th Floor (Address of principal executive offices)	10171 (Zip code)

Registrant’s telephone number, including area code: (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed to correct certain incorrect figures inadvertently inserted in the first paragraph of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 19, 2007.

Item 7.01 Regulation FD Disclosure

The Company today disclosed the following information:

The Company and its independent technical managers, Wallem Shipmanagement Limited (“Wallem”), Anglo-Eastern Group (“Anglo”) and Barber International Ltd. (“Barber”) have established estimated budgeted daily vessel operating expenses for 2007 of $3,682 per day per vessel on a weighted basis for its fleet of 20 vessels versus $3,184 per day for 2006. Budgeted amounts by vessel class are as follows:

Vessel Class        Average Budgeted Amount
                         (per vessel per day)

Panamax                $3,900
Handymax                 $3,600
Handysize                     $3,490

These amounts are estimates. Actual expenses will vary based on prevailing costs during the year including, without limitation, costs for crew wages, insurance, provisions, repairs and maintenance. For 2007, management fees paid to our third party technical managers per month per vessel on a weighted basis for the Company’s fleet of 20 vessels will be $6,995.

The Company is in the process of completing its results for 2006, and based on preliminary results expects that daily vessel operating expenses for the year will be between $3,265 and $3,285 per day per vessel. By comparison, the Company’s twelve month 2006 vessel operating expense budget was $3,184 per day per vessel on a weighted basis for its fleet of 20 vessels. Based on the foregoing, the Company expects total vessel operating expenses for 2006 will range between $20.8 million and $21.0 million. Neither the Company’s results for the year nor the audit of its financial statements are yet complete, and the final amounts may vary.

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management’s current expectations and observations. Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this report are increases in costs and expenses and other factors listed from time to time in our public filings with the Securities and Exchange Commission including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2005, our Quarterly Reports on Form 10-Q, and our reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            GENCO SHIPPING & TRADING LIMITED

            DATE: January 19, 2007
/s/ John C. Wobensmith John C. Wobensmith
Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)